Exhibit 99.1

Strive Announces NASDAQ Listing of SATA and Closing of Oversubscribed & Upsized IPO

•	Strive has acquired 1,567 Bitcoin at an average price of $103,315 and hodls 7,525 Bitcoin as of November 10, 2025.

•	The company expects the dividends for SATA to be return of capital (ROC) dividends, enhancing its after-tax yield potential.

•	A new investor presentation highlighting details for both ASST and SATA can be accessed on [Strive’s website] (link).

DALLAS, TX, November 10, 2025 (GLOBE NEWSWIRE) — Strive, Inc. (“Strive” or the “Company”) (Nasdaq: ASST; SATA), announced today the closing of its initial public offering of 2,000,000 shares of Strive’s Variable Rate Series A Perpetual Preferred Stock (the “SATA Stock”), at a public offering price of $80 per share. The SATA Stock is expected to begin trading on the Nasdaq Global Market on or around November 10, 2025, under the ticker symbol “SATA.”

Despite a week in which Bitcoin dipped below $100,000 for the first time since June, investor demand for SATA remained strong, prompting the company to upsize its IPO to 2 million shares from the initially targeted 1.25 million shares. This preferred equity offering was designed to create a Bitcoin amplification toggle that will allow the Company to build on its current holdings of 7,525 Bitcoin with additional Bitcoin accumulation via non-dilutive financing with the goal of accreting value to ASST common equity shareholders. The Company may also use a portion of the proceeds for general corporate purposes, including, among other things, for working capital.

“The successful IPO of the SATA Stock makes Strive the first Bitcoin treasury company to finance its Bitcoin amplification exclusively through perpetual preferred equity, and the second overall, after Strategy, to issue a publicly traded perpetual preferred equity security,” said Matt Cole, Chairman & CEO. “While Strive only went public in September, we’ve quickly shown the market both the speed and the precision our team operates with to drive long-term value to our shareholders, with Bitcoin as our hurdle rate.”

The SATA Stock accumulates cumulative dividends at a variable rate (as described in the prospectus supplement) per annum on the stated amount of $100 per share (the “stated amount”) thereof and an initial liquidation preference of $100 per share. Regular dividends on the SATA Stock will be payable when, as and if declared by Strive’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, monthly in arrears on the 15th calendar day of each calendar month, beginning on December 15, 2025.

“At Strive, we are deliberate with every addition to our capital structure, and that discipline is reflected in the design of our initial Perpetual Preferred Equity,” said Ben Werkman, Chief Investment Officer. “By introducing a variable-rate dividend security initially set at 12% and payable monthly when declared, we’re providing investors with an attractive yield opportunity. When paired with our intention to actively manage the dividend and issuance rate with the goal of maintaining SATA Stock’s trading price within its stated long-term range of $95 and $105 per share, we believe this structure represents a compelling value proposition.”

“We are focused on applying advanced mathematic risk controls to our Bitcoin-based balance sheet, leaning on past experiences in traditional finance,” said Jeff Walton, Chief Risk Officer. “We believe Bitcoin’s maturation as a scarce, liquid, and transparent asset makes it an incredible foundation for a disciplined long duration risk conscious yield instrument. This structure aligns the principles of traditional finance and portfolio management with the future of digital capital.”

Strive is a well-known seasoned issuer (WKSI) with an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”), which provides the Company with the ability to raise capital via a wide range of financing options. After completing the largest ever equity-only financing for a Bitcoin Treasury Company (BTCTC) in September 2025, the SATA Stock is the next leg of Strive’s capital structure strategy.

The offering was conducted pursuant to the Form S-3 registration statement, and was made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the final prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov.

About Strive

Strive is the first publicly traded asset management Bitcoin treasury company. Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 7,525 bitcoins as of November 10, 2025.

Since launching its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, Inc. (“Semler Scientific”), respectively, with respect to the proposed transaction (the “proposed transaction”), the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance, the timing of the closing of the proposed transaction, the ability to successfully integrate the combined businesses, the listing of the SATA Stock on Nasdaq, the terms of the securities being offered and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive, Semler Scientific and/or their respective management teams about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all or the uncertainties related to the satisfaction of closing conditions for the sale of the securities being offered. Other risks, uncertainties and assumptions, including, among others, the following:

•
the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Strive and Semler Scientific to terminate the merger agreement between Strive and Semler Scientific;

•	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•
the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;

•
potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	changes in Strive’s or Semler Scientific’s share price before closing; and

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company’s results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Strive has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the Class A common stock to be issued by Strive in connection with the proposed transaction and that will include an information statement of Strive, proxy statement of Semler Scientific and a prospectus of Strive (the “Information Statement/Proxy Statement/Prospectus”), and each of Strive and Semler Scientific may file with the SEC any other relevant documents concerning the proposed transaction.  A definitive Information Statement/Proxy Statement/Prospectus will be sent to the stockholders of Semler Scientific to seek their approval of the proposed transaction.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF SEMLER SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, SEMLER SCIENTIFIC AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Information Statement/Proxy Statement/Prospectus, as well as other filings containing information about Strive and Semler Scientific, may be obtained, free of charge, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Strive by accessing Strive’s website at https://investors.strive.com/. Copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Strive’s Investor Relations department at 200 Crescent Court, Suite 1400, Dallas, Texas 75201 or by calling (855) 427-7360 or by submitting an inquiry at https://investors.strive.com/ir-resources/contact-ir. Copies of the documents filed with the SEC by Semler Scientific will be available free of charge on Semler Scientific’s website at https://ir.semlerscientific.com/. The information on Strive’s or Semler Scientific’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, Semler Scientific and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Semler Scientific in connection with the proposed transaction.  Information about the interests of the directors and executive officers of Strive and Semler Scientific and other persons who may be deemed to be participants in the solicitation of stockholders of Semler Scientific in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Information Statement/Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC.  Information about the directors and executive officers of Semler Scientific, their ownership of Semler Scientific common stock, and Semler Scientific’s transactions with related persons is set forth in the section entitled “INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE,” “EXECUTIVE OFFICERS,” “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,” “DIRECTOR COMPENSATION,” and “TRANSACTIONS WITH RELATED PERSONS” included in Semler Scientific’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on July 17, 2025. Additional information regarding ownership of Semler Scientific’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001554859. Information about the directors and executive officers of Strive is contained in Strive’s Current Report on Form 8-K filed with the SEC on September 15, 2025, Strive’s Current Report on Form 8-K filed with the SEC on September 12, 2025, Strive’s Current Report on Form 8-K filed with the SEC on October 6, 2025 and under “Meet the Leadership Team” accessed through the “About Us” link on Strive’s website at https://strive.com/team. Additional information regarding ownership of Strive’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4 which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=1920406. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Strive Media Contact:
media@strive.com

Investor Contact:
ir@strive.com

Source: Strive, Inc.